UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 20, 2012

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.  Other Information

This Current Report on Form 8-K includes financial statements of certain businesses acquired by NGL Energy Partners LP (“NGL”) in three separate business combinations.

In October 2011, NGL completed a business combination transaction with E. Osterman Propane, Inc., its affiliated companies and members of the Osterman family (collectively, “Osterman” or the “Osterman Associated Companies”), whereby NGL acquired retail propane operations in the northeastern United States. NGL issued 4,000,000 common units and paid $94.9 million, net of cash acquired, in exchange for the assets and operations of Osterman. The agreement also provides that NGL will make a post-closing working capital payment of $4.8 million for certain specified working capital items, which was paid in November 2012. On December 19, 2011, NGL filed a Current Report on Form 8-K/A that includes the audited combined financial statements of the Osterman Associated Companies as of September 30, 2010 and 2009 and for each of the three years in the period ended September 30, 2010, which are required pursuant to Item  9.01 of Form 8-K. This Current Report on Form 8-K includes the audited financial statements of the Osterman Associated Companies as of September 30, 2011 and for the year then ended.

In November 2011, NGL completed a business combination transaction with SemStream, L.P. (“SemStream”), whereby NGL acquired SemStream’s wholesale natural gas liquids supply and marketing operations and its 12 natural gas liquids terminals (the “SemStream Non-Residential Division”). NGL issued 8,932,031 common units and paid $91 million in cash in exchange for the assets and operations of the SemStream Non-Residential Division, including working capital. On December 23, 2011, NGL filed a Current Report on Form 8-K/A that includes the audited financial statements of the SemStream Non-Residential Division as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, which are required pursuant to Item  9.01 of Form 8-K. This Current Report on Form 8-K includes the unaudited condensed financial statements of the SemStream Non-Residential Division as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010.

In February 2012, NGL completed a business combination transaction with North American Propane, Inc. (“North American”), whereby NGL acquired retail propane and distillate operations in the northeastern United States. NGL paid $69.8 million in cash in exchange for the assets and operations of North American, including working capital. On April 20, 2012, NGL filed a Current Report on Form 8-K/A that includes the audited consolidated financial statements of North American Propane, Inc. and subsidiaries as of September 30, 2011 and 2010 and for the years then ended, which are required pursuant to Item  9.01 of Form 8-K. This Current Report on Form 8-K includes the unaudited condensed consolidated financial statements of North American Propane, Inc. and subsidiaries as of December 31, 2011 and for the three months ended December 31, 2011 and 2010.

Item 9.01             Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The unaudited condensed financial statements of the SemStream Non-Residential Division as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 and the related notes are filed as Exhibit 99.1 to this Current Report on Form 8-K.

The audited combined financial statements of The Businesses of the Osterman Associated Companies Contributed to NGL Energy Partners LP as of September 30, 2011 and 2010 and for the years ended September 30, 2011, 2010, and 2009 and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited condensed consolidated financial statements of North American Propane, Inc. and subsidiaries as of December 31, 2011 and for the three months ended December 31, 2011 and 2010 and the related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description
99.1	The unaudited condensed financial statements of the SemStream Non-Residential Division as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 and the related notes

99.2

The audited combined financial statements of The Businesses of the Osterman Associated Companies Contributed to NGL Energy Partners LP as of September 30, 2011 and 2010 and for the years ended September 30, 2011, 2010, and 2009 and the related notes

99.3

The unaudited condensed consolidated financial statements of North American Propane, Inc. and subsidiaries as of December 31, 2011 and for the three months ended December 31, 2011 and 2010 and the related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: November 20, 2012		By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	The unaudited condensed financial statements of the SemStream Non-Residential Division as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 and the related notes

99.2

The audited combined financial statements of The Businesses of the Osterman Associated Companies Contributed to NGL Energy Partners LP as of September 30, 2011 and 2010 and for the years ended September 30, 2011, 2010, and 2009 and the related notes

99.3

The unaudited condensed consolidated financial statements of North American Propane, Inc. and subsidiaries as of December 31, 2011 and for the three months ended December 31, 2011 and 2010 and the related notes